Financial Risk Management	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Financial Risk Management
4	FINANCIAL RISK MANAGEMENT
Financial risk management is carried out by the Group’s Management. Management oversees the general management of financial risks, such as foreign exchange rate risk, price risk, cash flow, and fair value interest rate risk, credit risk, the use of derivative and non-derivative
financial instruments and the investment of excess liquidity, which are supervised and monitor ed
 periodically.

4.1	Financial Risk Factors
The Group’s activities expose it to a variety of financial risks: market risk (including foreign exchange risk, price risk, fair value interest rate risk and cash flow interest rate risk), credit risk and liquidity risk. The Group’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the Group’s financial performance. The Group uses derivative financial instruments to hedge certain risk exposures in one of its subsidiaries and considers the use of other derivatives in the event that it identifies risks that may generate an adverse effect for the Group in the short and medium-term.

a)	Market risks

i)	Foreign exchange risk
The Group is exposed to exchange rate risk as a result of the transactions carried out locally in foreign currency and due to its operations abroad. As of December 31, 2018, and 2019 this exposure is mainly concentrated in fluctuations of U.S. dollar, the Chilean and Colombian Pesos.
At December 31,
 2018 and
2019, the consolidated statement of financial position includes the following:

	2018		2019
	S/(000)	USD(000)	S/(000)	USD(000)
Assets	2,273,132	674,753	2,859,324	862,021
Liabilities	2,042,176	604,383	1,751,479	528,031
The Group’s exchange gains and losses for the Peruvian Sol, the Chilean and Colombian Pesos exposure against the U.S. dollar was:

	2017	2018	2019
Gain	329,751	382,104	390,008
Loss	(323,927)	(405,380)	(422,578)

If at December 31, 2019 the Peruvian Sol, the Chilean and Colombian Pesos had strengthened/weakened by 2% against the U.S. dollar, with all other variables held constant, the pre-tax
results for the year would have increased/decreased by S/0.7 million (S/0.5 million in 2018 and S/0.1 million in 2017).
The consolidated statement of changes in equity comprises a foreign currency translation adjustment originated by its subsidiaries. The consolidated statement of financial position includes assets and liabilities in functional currency equivalent to (in thousands):

	2018		2019
	Assets	Liabilities	Assets	Liabilities
Chilean Pesos	48,129,848	49,728,313	19,915,617	39,193,917
Colombian Pesos	163,560,697	76,978,655	187,119,204	76,446,723
The Group’s foreign exchange translation adjustment
in
 2019 was negative by S/8.2 million (
positive by
S/5.7 million
in 2018
and negative by S/11.3
million

in
2017
).

ii)	Price risk
Management considers that the exposure of the Group to the price risk of its investments in mutual funds, bonds, and equity securities is low since the invested amounts are not significant. Any fluctuation in their fair value will not have any significant impact on the balances reported in the consolidated financial statements.

iii)	Cash flow and fair value interest rate risk
The Group’s interest rate risk mainly arises from its long-term borrowings. Borrowings issued at variable rates expose the Group to cash flow interest rate risk. Borrowings issued at fixed rates expose the Group to fair value interest rate risk. Group policy is to maintain most of its borrowings at fixed rate instruments; 61.8% of total debt in 2019 (46.9% in 2018) was contracted at fixed rates and 38.2% at variable rates (53.1% in 2018) which consisted of a 37.7% fixed rate plus VAC (adjusted for inflation) and the remaining 0.5% at a variable rate (27.7% fixed rate + VAC and the remaining 25.4% at a variable rate in 2018).
The debt subject to fixed rate plus VAC is related to a bond issued in Peruvian Sol to finance the GyM Ferrovias Project, Metro Line 1 (Note 19). Any increase in the interest rate resulting from higher inflation will have no significant impact on the Group’s profit because these revenues are also adjusted for inflation.
During 2018 and 2019 borrowings at variable rates are denominated in Peruvian Sol, and U.S. dollars and the Group’s policy is to manage their cash flow risk by using interest-rate swaps, which are recognized under hedge accounting. In 2018, the variable rate loans related to GSP (Note 18
a-ii),
were not hedged, Management decided to assume the risk since it was expected to pre-pay
them before due.
If
on
 December 31, 2019, if the
L
ibor rate plus three months had increased/decreased by 5%, with all other variables held constant, the pre-tax
results for the year would have increased/decreased by S/0.01 million (S/0.75 million in 2018). In 2019 and 2018 there was no significant ineffectiveness in the cash flow hedge.

b)	Credit risk
Credit risk arises from cash and cash equivalents and deposits with banks and financial institutions, as well as customer credit counterparties, including the outstanding balance of accounts receivable and committed transactions. For banks and financial institutions, only independently rated parties with a minimum rating of ‘A’ are accepted.

Concerning to loans to related parties, the Group has measures in place to ensure the recovery of these loans through the controls maintained by the Corporate Finance Management and the performance evaluation conducted by the Board.
Management does not expect the Group to incur any losses from the performance by these counterparties, except for the ones already recorded at the financial statements.

c)	Liquidity risk
Prudent liquidity risk management implies maintaining sufficient cash and cash equivalents, the availability of funding through an adequate number of sources of committed credit facilities and the capacity to close out positions in the market. Historically, the Group cash flows enabled it to maintain sufficient cash to meet its obligations. However, since 2017, the Group experienced liquidity problems due to the early termination of the GSP concession agreement and the obligations assumed (Note 15
a-i).
As a consequence, the Group started a disinvestment plan to be able to meet the obligations resulting from this scenario (Note 36). This plan was met and the GSP debt was terminated. Due to the Covid 19 pandemic as explained in note 37, the Group has considered measures to reduce risk exposure and has implemented a new plan in order to meet its requirements of cash for the different businesses.

Group Corporate Finance monitors rolling forecasts of the Group’s liquidity requirements to ensure it exists sufficient cash to meet operational needs so that the Group does not breach borrowing limits or covenants, where applicable, on any of its borrowing facilities. Less significant financing transactions are controlled by the Finance Management of each subsidiary.
Such forecasting takes into consideration the Group’s debt financing plans, covenant compliance, compliance with internal ratio targets in the statement of financial position and, if applicable, external regulatory or legal requirements, for example, foreign currency restrictions.
Surplus cash held by the operating entities over the balance required for working capital management is invested in interest-bearing checking accounts or time deposits, selecting instruments with appropriate maturities and sufficient liquidity.
The table below analyzes the Group’s financial liabilities into relevant maturity groupings based on the remaining period from the date of the consolidated statement of financial position to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows.

	Less than 1 year	1-2 years	2-5 years	More than 5 years	Total
At December 31, 2018
Other financial liabilities (except for finance leases)	816,122	273,079	129,233	41,577	1,260,011
Finance leases	15,151	7,489	14,094	—	36,734
Bonds	111,080	153,287	355,667	1,174,404	1,794,438
Trade accounts payables (except non-financial liabilities)	980,723	—	—	—	980,723
Accounts payables to related parties	55,941	21,849	—	—	77,790
Other accounts payables (except non-financial liabilities)	116,806	17,777	338,627	—	473,210
Other non-financial liabilities	—	61	—	—	61

	2,095,823	473,542	837,621	1,215,981	4,622,967

	Less than 1 year	1-2 years	2-5 years	More t han 5 years	Total
At December 31, 2019
Other financial liabilities (except for finance leases and lease liability for right-of-use asset)	479,000	147,473	177,018	—	803,491
Finance leases	10,826	3,467	13,346	—	27,639
Lease liability for right-of-use asset	24,966	38,788	31,167	7,603	102,524
Bonds	115,690	157,516	358,461	1,077,960	1,709,627
Trade accounts payables (except non-financial liabilities)	966,620	—	—	—	966,620
Accounts payables to related parties	38,916	21,747	—	836	61,499
Other accounts payables (except non-financial liabilities)	200,098	2,505	194,908	—	397,511
Other non-financial liabilities	—	52	—	—	52
	1,836,116	371,548	774,900	1,086,399	4,068,963

4.2	Capital management risk
The Group’s objectives when managing capital are to safeguard the Group’s ability to continue as a going concern in order to provide returns for shareholders, benefits for other stakeholders and to maintain an optimal capital structure to minimize the cost of capital. In 2017 the situation of the Group had lead Management to monitor deviations that might cause the non-compliance
of covenants and may hinder the renegotiation of liabilities
(Note18-a).
In extraordinary events as explained in note 37, the Group identifies the possible deviations and requirements and establishes a plan.
In order to maintain or adjust the capital structure, the Group may adjust the amount of dividends paid to shareholders, return capital to shareholders, issue new shares or sell assets to reduce debt.
The Group monitors capital based on the gearing ratio. This ratio is calculated as net debt divided by total capital. Net debt is calculated as total borrowings (including current and non-current
borrowings), less cash and cash equivalents. Total capital is calculated as ‘equity’ as shown in the consolidated statement of financial position plus net debt.
As of December 31, 2018, and 2019, the gearing ratio is presented below indicating the Group’s strategy to keep it in a range from 0.10 to 0.70.

	2018	2019
Total financial liabilities and bonds	2,139,714	1,723,108
Less: Cash and cash equivalents	(801,140)	(948,978)

Net debt	1,338,574	774,130
Total equity	2,489,931	1,876,085

Total capital	3,828,505	2,650,215

Gearing ratio	0.35	0.29

4.3	Fair value estimation
For the classification of the type of valuation used by the Group for its financial instruments at fair value, the following levels of measurement have been established.

•	Level 1: Measurement based on quoted prices in active markets for identical assets or liabilities.

•
Level 2: Measurement based on inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (that is, as prices) or indirectly (that is, derived from prices).

•
Level 3: Measurement based on inputs for the asset or liability that are not based on observable market data (that is, unobservable inputs, generally based on internal estimates and assumptions of the Group).

The table below shows the Group’s assets and liabilities measured at fair value on December 31, 2018, and 2019:

Level 2
At December 31, 2018
Financial liabilities
Derivatives used for hedging	61
At December 31, 2019
Financial liabilities
Derivatives used for hedging	52

4.4	COVID-19 Pandemic
As a result of the outbreak of Coronavirus 2019 (COVID-19), the Group’s results of operations, financial positions and cash flows have been adversely affected as of the date of this report with potential impacts on subsequent periods, including but not limited to the significant decline in revenue and significant operating cash flow. The impacts may also include additional allowance for doubtful accounts and impairment to the Group’s long-term assets. Because of the significant uncertainties surrounding the COVID-19, the exact financial impact is unpredictable and will depend on future developments, including new information which may emerge concerning the duration of the lockdown which has been extended until June 30th for Perú, until September 18th for Chile and until August 31st for Colombia, the actions taken by authorities and other entities to contain the COVID-19 outbreak, among others, all of which are beyond the Group’s control. The Group will continue to closely monitor the impacts of COVID-19 through the course of the year 2020.
From mid-March until the end of May 2020, substantially all of our engineering and construction and real estate projects in Perú were mandatorily shut down, however, as part of the Government plan to activate some industries by stages, most of our projects of our engineering and construction and real estate segments are gradually resuming. In Colombia the projects under execution were declare as essential projects therefore they continued operating since the beginning of the lockdown. Finally our projects in Chile were shut down but only for few days, after which they resume operations. Our infrastructure operations, were declared essential businesses, therefore have continue operating.

On the liquidity side, the Company has implemented a plan that includes several measures to reduce expenses and preserve cash in response to the ongoing COVID-19 pandemic, including the following: (i) developing a 12-week cash plan, project-by-project, to ensure that the Company will continue to meet its critical obligations during that period, which plan is monitored and updated weekly; (ii) preparing a cash plan for the remainder of the 2020 fiscal year, to identify in advance key liquidity issues that may arise; (iii) identifying and renegotiating certain of the company’s obligations with respect to its suppliers, banks and other third parties; (iv) identifying and reducing non-essential general expenses across the group; (v) reducing headcount, and temporarily reducing salaries of senior management, across the company’s three segments; and (vi) reducing capital expenditures across the company’s subsidiaries. In addition the Group is evaluating the selling of minor assets that will help finance any deficit during the year.